Exhibit 10(a)(2)

FIVE HUNDRED BOYLSTON STREET

Boston, Massachusetts

FIRST AMENDMENT TO LEASE

Newstar Financial, Inc.

This FIRST AMENDMENT TO LEASE (the “First Amendment”) is made as of September 12, 2013 by and between FIVE HUNDRED BOYLSTON WEST VENTURE, a Massachusetts joint venture, having an office at c/o Equity Office, 125 Summer Street, Boston, MA 02110 (hereinafter, “Landlord”) and NEWSTAR FINANCIAL, INC., a Delaware corporation (hereinafter, “Tenant”).

Background

A. Reference is made to that certain Lease dated as of October 31, 2012 between Landlord and Tenant for certain premises on the twelfth (12th) floor of the building known as 500 Boylston Street, Boston, Massachusetts (the “Lease”). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Lease.

B. Landlord and Tenant desire to amend the Lease on the terms set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing and mutual covenants contained herein, Landlord and Tenant hereby agree to modify and amend the Lease as follows:

1.	Allowance. The fourth and fifth sentences of the second grammatical paragraph in Section B.2 of Exhibit B to the Lease (which fourth sentence begins “Tenant may use up to a maximum of…”) are hereby deleted in its entirety, and the following sentences are inserted in lieu thereof:

“Notwithstanding anything herein to the contrary, (i) a portion of the Allowance equal to $18,669.50 shall be applied against the cost of certain portions of the demising work performed by Landlord’s contractor; (ii) Tenant may use up to a maximum of $60,637.00 of the Allowance towards the costs of purchasing and installing furniture and equipment in the Leased Premises; and (iii) at Tenant’s request following completion of the Tenant’s Construction Work and submission of requisitions for Allowance Costs as provided above, any remaining portion of the Allowance, not to exceed $100,000.00, shall be applied as a credit against the monthly installment(s) of the Net Rent next due. Except as set forth in the preceding sentence, Tenant shall not be entitled to any unused portion of the Allowance.”

2.	Miscellaneous

(a) Tenant Confirmations. Tenant represents and warrants to Landlord that (1) the person(s) executing this First Amendment on behalf of Tenant are duly authorized and have full power to execute and deliver this First Amendment, (2) to Tenant’s knowledge as of the date hereof, (i) Landlord is not in default of its obligations under the Lease and (ii) Tenant has no claim, offset, or defense against the enforcement of the Lease in accordance with its terms, and (3) Tenant is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person”, or other banned or blocked person, group, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control and that it is not engaged in this transaction, directly or indirectly, on behalf of, or instigating or facilitating this transaction, directly or indirectly, on behalf of any such person, group, entity, or nation.

(b) Ratification. Except as expressly modified by this First Amendment, the Lease shall remain in full force and effect and, as modified hereby, is hereby confirmed in all respects.

[signature page follows]

IN WITNESS WHEREOF, Landlord and Tenant have entered into this First Amendment as of the date first set forth above.

LANDLORD:

FIVE HUNDRED BOYLSTON WEST VENTURE, a Massachusetts joint venture

By:	MA-500 Boylston, L.L.C., a Delaware limited liability company, general partner

	By:	Equity Office Management, L.L.C., a Delaware limited liability company, its non-member manager

		By:	/s/ JOHN CONLEY
		Name:	John Conley
		Title:	Vice President – Asset Management

TENANT:

NEWSTAR FINANCIAL, INC.

By:	/s/ JOHN KIRBY BRAY
	Name:	John K. Bray
	Title:	Chief Financial Officer

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